SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 13, 2002
                        (Date of earliest event reported)

  Commission     Registrant; State of Incorporation;     I.R.S. Employer
  File Number       Address; and Telephone Number       Identification No.

    1-3525      AMERICAN ELECTRIC POWER COMPANY, INC.       13-4922640
                (A New York Corporation)
                1 Riverside Plaza
                Columbus, Ohio 43215
                Telephone (614) 223-1000


Item 9.    Regulation FD Disclosure.

      On August 13, 2002, American Electric Power Company, Inc. (the "Company") delivered to the Securities and Exchange Commission ("SEC") certifications of its principal executive officer and principal financial officer, as required by SEC Order No. 4-460. Copies of the certification are attached as Exhibits 99(a) and 99(b) to this report.

Item 7.    Financial Statements and Exhibits.

(c)   Exhibits

   99(a) Statement Under Oath of Principal Executive Officer
         Regarding Facts and Circumstances Relating to 1934
         Securities Exchange Act Filings, filed by E. Linn Draper, Jr. on August 13, 2002.

   99(b) Statement Under Oath of Principal Financial Officer Regarding Facts and
         Circumstances Relating to 1934 Securities Exchange Act Filings, filed by Susan Tomasky on August 13, 2002.


                              SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          AMERICAN ELECTRIC POWER COMPANY, INC.

                          By:  /s/ Jeffrey D. Cross
                          Name: Jeffrey D. Cross
                          Title: Assistant Secretary

August 13, 2002



                                                      Exhibit 99(a)


        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
           REGARDING FACTS AND CIRCUMSTANCES RELATING TO
               1934 SECURITIES EXCHANGE ACT FILINGS


      I, E. Linn Draper, Jr., Chief Executive Officer of American
Electric Power Company, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of American Electric Power Company, Inc., and, except as corrected or supplemented in a subsequent covered report:

o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report on Form 10-K of American Electric Power Company, Inc. for the fiscal year ended December 31, 2001 filed with the Commission; and

o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of American Electric Power Company, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o          Any amendments to any of the foregoing.


/s/ E. Linn Draper, Jr._______
E. Linn Draper, Jr.
Chief Executive Officer


      Subscribed and sworn to before me this 13th day of August, 2002.


                                          _/s/ Leslye R. Creek_____
                                          Notary Public
                                    My Commission expires: 3-17-04



                                                      Exhibit 99(b)


        STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
           REGARDING FACTS AND CIRCUMSTANCES RELATING TO
               1934 SECURITIES EXCHANGE ACT FILINGS


      I, Susan Tomasky, Chief Financial Officer of American
Electric Power Company, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of American Electric Power Company, Inc., and, except as corrected or supplemented in a subsequent covered report:

o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report on Form 10-K of American Electric Power Company, Inc. for the fiscal year ended December 31, 2001 filed with the Commission; and

o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of American Electric Power Company, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o          Any amendments to any of the foregoing.


_/s/ Susan Tomasky____________
Susan Tomasky
Chief Financial Officer


      Subscribed and sworn to before me this 13th day of August, 2002.


                                          _/s/ Leslye R. Creek_____
                                          Notary Public
                                    My Commission expires: 3-17-04